UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2013

Date of reporting period:  May 31, 2013

Item 1. Reports to Stockholders.

Annual Report

May 31, 2013

BARRETT

GROWTH FUND

Letter to
Shareholders
May 31, 2013

Dear Shareholders:

The Barrett Growth Fund (the “Fund”) gained +18.41% for the fiscal year ended May 31, 2013.  On an absolute basis, the return was satisfactory.  The Standard & Poor’s 500 Index, a broad measure of the U.S. stock market, gained +27.28%.  On a relative basis, the Fund trailed the Lipper Large Cap Growth Fund Index by 3.01 percentage points over the same period.  The Russell 1000 Growth Index posted a +22.55% return and trailed the Russell 1000 Value Index by over 10.00 percentage points.  The Dow Jones Industrial Average posted a total return of +25.26%, slightly higher than the +22.23% return of the NASDAQ Composite.  For added perspective, according to the Merrill Lynch quality ratings, (MLQS Quality Indices – B of AML Universe approximately 1400 stocks), the highest quality rated stocks were up +18.65% in price during the same period and the lowest rated stocks were up +41.79% in price.

The Year in Review

With the exception of a brief period around the U.S. elections last November, the U.S. stock market has been in liftoff mode.  This steady climb has brought the S&P 500 Index back to the record levels set in 2007.  Strong corporate profits and low interest rates are major factors propelling the market higher.  Investors have gained greater confidence in the U.S. economic recovery as the very important housing market has picked up strength across the country.  Many of the hardest hit areas, such as parts of California and Arizona, are now posting significant price increases compared to the prior year.  Higher home prices and higher stock prices create an enhanced wealth effect that can generate more interest in the stock market by the general public.  In fact, since the beginning of 2013, for the first time in over five years individual investors are putting more money into stock mutual funds than they are withdrawing from them.  In addition to the greater demand for stocks, many U.S. corporations are using record profits to buy back outstanding shares, which causes a reduction in supply.  These favorable supply and demand dynamics have also been positive for stock valuations.

In addition to profit gains, higher dividends, and stock repurchases, the positive impact of low interest rates on the market cannot be overlooked.  There has been a significant increase in attention to the stocks that pay relatively high dividends as well as in securities that have a recent history of substantial dividend increases.  As referenced above, individual investors have shown very little interest in buying stocks until recently.  One of the motivations for the renewed awareness has been the low returns on cash and bonds, and the relatively high returns on many dividend-paying equities.  In a period of low inflation and low interest rates, companies that have been increasing their dividend payouts have been of particular interest to those who are frustrated by earning so little on their savings.

Investment Outlook

With the U.S. markets back to old highs, it is natural to question whether the market has exhausted its run and is likely to roll over once again.  In a nutshell, we think there is more room to grow.  One of the first signs that the stock market could be facing real

BARRETT

GROWTH FUND

trouble would be for the Federal Reserve to reverse its accommodative policy by increasing short term rates or by withdrawing from its policy of purchasing bonds in the open market.  Most of the economic and market indicators that cause the Federal Reserve to tighten are not in evidence.  Economic growth in the United States remains subdued without signs of inflation pressures.  Consumer confidence has improved from the depressed levels of several years ago, but consumer spending and credit usage is far from ebullient.  Auto sales and housing have improved but they are nowhere near historical peaks.  Both unemployment and underemployment have also improved but remain at high and unacceptable levels.  The Federal Reserve has explicitly stated that it will not reverse course until employment levels improve quite a bit more.

The other critical factor that investors are watching is whether these high profit margins can be sustained in this sluggish recovery, particularly at a time when many major foreign economies such as Europe and China are growing at slower rates.  The profits of the companies in the S&P 500 Index have roughly doubled from recessionary lows, and profit margins are back at historically peak levels.  Unless global growth picks up more than we expect over the next year, profit growth is likely to be subdued and it alone is unlikely to ignite a material move in the market.

In summary, if interest rates move higher at some point over the next year and profit growth is positive but at a slower rate, it would be logical to expect further gains in the market to be less than the past twelve months.  In our view, the market has moved from undervalued to a more neutral valuation.  Despite the move from the market bottom in 2009, market valuation is still not near its highest levels.  One of the most difficult factors to estimate is whether the renewed enthusiasm of investors, who are just returning to the stock market, will drive the market higher in spite of more subdued profit growth and the likelihood of higher interest rates.

Top Ten Holdings (Percent of Net Assets)*			Sector Weightings (Percent of Total Investments)*
1.	Automatic Data
	Processing, Inc.	4.31%
2.	3M Co.	4.23%
3.	Devon Energy Corp.	3.96%
4.	Ecolab, Inc.	3.83%
5.	Google, Inc.	3.64%
6.	Blackrock, Inc.	3.50%
7.	Costco Wholesale Corp.	3.44%
8.	Tetra Tech, Inc.	3.36%
9.	Verisk Analytics, Inc.	3.28%
10.	Visa, Inc.	3.10%

*	Portfolio characteristics are as of May 31, 2013, and are subject to change at any time.

BARRETT

GROWTH FUND

The Portfolio

Although we are pleased to see the Fund advance by over +18% over the past twelve months ended May 31, 2013, we are disappointed that the Fund did not make more progress.  From a sector perspective, the Fund’s underweighting in healthcare and the overweighting in technology cost the Fund about 3 percentage points in performance.  Also, cash balances averaged about 5 percent during the twelve month period dragging down returns by a percent and one half versus a fully invested S&P 500 Index.  From a stock selection point of view, investments in both the consumer discretionary and industrial sectors detracted from returns.  The stocks that had the largest negative impact on the Fund relative to the broad market during the year were Coach, Rovi, Devon, YUM Brands, and Teradata.  Companies that had the strongest positive impact on performance included Visa, JPMorgan Chase, Google, Accenture, Costco, Ecolab, and Automatic Data Processing.

We are enthusiastic about the prospects of the companies in the Fund.  We are hopeful that the holdings in the Fund will increase their dividends at healthy rates going forward.  Most of the companies in the Fund have sound balance sheets, which may allow them to repurchase stock in addition to increasing dividends.

Thank you for your continued interest in the Fund.

Robert J. Milnamow	E. Wells Beck, CFA
Lead Portfolio Manager	Portfolio Manager

Past performance is not a guarantee of future results.

The outlook, views, and opinions presented are those of the Adviser as of May 31, 2013.  These are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Foreign investments are subject to special risks not ordinarily associated with U.S. securities including currency fluctuations and social, economic and political uncertainties, which could increase volatility.  These risks are magnified in emerging markets.  The Fund may also invest in smaller and mid-capitalization companies, which involve a higher degree of risk and volatility than investments in larger, more established companies.  The Fund may also invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.

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GROWTH FUND

The S&P 500® Index is a capitalization weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.  The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe.

The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

The NASDAQ Composite is a market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange.

An index is unmanaged.  Investors cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of portfolio holdings, please refer the Schedule of Investments provided in this report.

The Barrett Growth Fund is distributed by Quasar Distributors, LLC.

BARRETT

GROWTH FUND

Expense Example – May 31, 2013 (Unaudited)

As a shareholder of the Barrett Growth Fund, you incur ongoing costs, including:  investment advisory fees; distribution and service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six- month period (December 1, 2012 – May 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees such as the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs, which are included in the Fund’s net asset value. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which, although not charged by the Fund, may be charged by other funds.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2012 to
	December 1, 2012	May 31, 2013	May 31, 2013
Actual Barrett Growth Fund Expenses	$1,000.00	$1,144.40	$6.68
Hypothetical Expenses
(5% return per year before expenses)	$1,000.00	$1,018.70	$6.29

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25% (which reflects the effect of the Adviser’s fee waiver and expense limitation agreement), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

BARRETT

GROWTH FUND

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 12/31/01.

The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.  The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any fees or expenses.

The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.

	Average Annual Total Returns as of May 31, 2013
	One Year	Three Year	Five Year	Ten Year
–●– Barrett Growth Fund	18.41%	10.32%	0.08%	3.97%
--■-- S&P 500® Index	27.28%	16.87%	5.43%	7.58%
–w– Lipper Large-Cap
Growth Funds Index	21.42%	14.57%	4.09%	6.55%

RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

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GROWTH FUND

Schedule of Investments
May 31, 2013

Shares		Value

	COMMON STOCKS - 97.21%

	Amusement, Gambling, and
	Recreation Industries - 3.08%
7,000	Walt Disney Co.	$441,560

	Beverage and Tobacco Product
	Manufacturing - 1.00%
3,600	Coca Cola Co.	143,964

	Broadcasting
	(except Internet) - 1.12%
4,000	Comcast Corp. - Class A	160,600

	Chemical Manufacturing - 14.20%
4,000	Bristol-Myers Squibb Co.	184,040
1,500	Celgene Corp. (a)	185,475
6,500	Ecolab, Inc.	549,055
6,000	E.I. du Pont de Nemours & Co.	334,740
3,000	Johnson & Johnson	252,540
4,200	Mead Johnson Nutrition Co.	340,494
7,000	Pfizer, Inc.	190,610
		2,036,954
	Clothing and Clothing
	Accessories Stores - 1.46%
2,700	Tiffany & Co.	210,006

	Computer and Electronic
	Product Manufacturing - 5.05%
550	Apple, Inc.	247,324
5,000	Cisco Systems, Inc.	120,400
6,000	EMC Corp. (a)	148,560
1,000	International Business
	Machines Corp.	208,020
		724,304

	Couriers and Messengers - 2.40%
4,000	United Parcel
	Service, Inc. - Class B	343,600

	Credit Intermediation and
	Related Activities - 7.68%
3,000	American Express Co.	227,130
3,000	Citigroup, Inc.	155,970
5,000	JPMorgan Chase & Co.	272,950
2,500	Visa, Inc. - Class A	445,350
		1,101,400

	Data Processing, Hosting
	and Related Services - 4.31%
9,000	Automatic Data Processing, Inc.	618,480

	Food Services and
	Drinking Places - 6.19%
9,000	Dunkin’ Brands Group, Inc.	356,400
2,000	McDonald’s Corp.	193,140
3,000	Starbucks Corp.	189,210
2,200	Yum! Brands, Inc.	149,050
		887,800

	General Merchandise
	Stores - 3.44%
4,500	Costco Wholesale Corp.	493,515

	Health and Personal
	Care Stores - 1.33%
4,000	Walgreen Co.	191,040

	Insurance Carriers and
	Related Activities - 4.95%
2,100	Berkshire
	Hathaway, Inc. (a) - Class B	239,547
8,000	Verisk
	Analytics, Inc. (a) - Class A	470,560
		710,107

	Machinery
	Manufacturing - 4.53%
8,000	Donaldson Co., Inc.	300,080

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Schedule of Investments (Cont’d)
May 31, 2013

Shares		Value

	Machinery
	Manufacturing - 4.53%
	(Continued)
15,000	General Electric Co.	$349,800
		649,880

	Merchant Wholesalers,
	Nondurable Goods - 2.26%
6,000	AmerisourceBergen Corp.	324,480

	Miscellaneous
	Manufacturing - 6.08%
5,500	3M Co.	606,485
4,000	Stryker Corp.	265,560
		872,045

	Oil and Gas
	Extraction - 3.96%
10,000	Devon Energy Corp.	568,500

	Other Information
	Services - 5.17%
9,000	Facebook, Inc. (a) - Class A	219,150
600	Google, Inc. (a) - Class A	522,246
		741,396

	Professional, Scientific, and
	Technical Services - 5.65%
4,000	Accenture PLC (b) - Class A	328,440
17,500	Tetra Tech, Inc. (a)	482,475
		810,915

	Publishing Industries
	(except Internet) - 4.22%
3,000	Intuit, Inc.	175,320
7,500	Microsoft Corp.	261,600
5,000	Oracle Corp.	168,800
		605,720
	Securities, Commodity
	Contracts, and Other
	Financial Investments and
	Related Activities - 3.51%
1,800	BlackRock, Inc.	502,560

	Support Activities
	for Mining - 2.80%
5,500	Schlumberger Ltd. (b)	401,665

	Transportation Equipment
	Manufacturing - 2.82%
7,000	Johnson Controls, Inc.	261,520
1,500	United Technologies Corp.	142,350
		403,870
	Total Common Stocks
	Cost ($10,107,020)	13,944,361

	SHORT-TERM
	INVESTMENTS - 2.60%

	Money Market Fund - 2.60%
372,130	Fidelity Institutional
	Government Portfolio -
	Class I, 0.010% (c)	372,130
	Total Short-Term Investments
`	Cost ($372,130)	372,130
	Total Investments
	(Cost $10,479,150) - 99.81%	14,316,491
	Other Assets in Excess
	of Liabilities - 0.19%	27,860
	Total Net Assets - 100.00%	$14,344,351

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Variable rate security; the rate shown represents the rate at May 31, 2013.

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Statement of Assets and Liabilities
May 31, 2013

ASSETS
Investments, at value (cost $10,479,150)	$14,316,491
Cash	743
Dividends and interest receivable	19,770
Receivable from Adviser	5,244
Investment receivable	156,787
Other assets	10,364
Total assets	14,509,399

LIABILITIES
Payable for Fund shares redeemed	95,156
Payable for distribution fees	16,251
Payable to affiliates	26,980
Accrued expenses and other liabilities	26,661
Total liabilities	165,048

NET ASSETS	$14,344,351

NET ASSETS CONSIST OF:
Paid-in capital	$12,508,209
Accumulated undistributed net investment income	64,038
Accumulated net realized loss	(2,065,237)
Net unrealized appreciation on investments	3,837,341
Net Assets	$14,344,351

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,203,538

Net asset value, redemption price and offering price per share	$11.92

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Statement of Operations
For the Year Ended May 31, 2013

INVESTMENT INCOME
Dividend income1	$233,248
Interest income	72
Total investment income	233,320

EXPENSES
Advisory fees	135,425
Administration fees	37,280
Transfer agent fees and expenses	33,958
Distribution fees	33,857
Fund accounting fees	26,508
Federal and state registration fees	18,385
Legal fees	16,807
Audit and tax fees	16,499
Chief Compliance Officer fees and expenses	9,996
Reports to shareholders	7,033
Trustees’ fees and related expenses	6,282
Custody fees	5,133
Other expenses	5,305
Total expenses	352,468
Less waivers and reimbursement by Adviser (Note 4)	(183,186)
Net expenses	169,282

Net investment income	64,038

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	936,791
Change in net unrealized appreciation on investments	1,318,989
Net realized and unrealized gain on investments	2,255,780
Net increase in net assets from operations	$2,319,818

1	Net of $73 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

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GROWTH FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2013	May 31, 2012
FROM OPERATIONS
Net investment income	$64,038	$17,721
Net realized gain (loss) from investments	936,791	(194,747)
Net change in unrealized appreciation
(depreciation) on investments	1,318,989	(690,390)
Net increase (decrease) in net assets from operations	2,319,818	(867,416)

FROM DISTRIBUTIONS
Net investment income	(17,721)	—
Net decrease in net assets resulting
from distributions paid	(17,721)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	558,074	237,625
Net asset value of shares issued to shareholders
in payment of distributions declared	17,655	—
Cost of shares redeemed	(2,055,380)	(1,232,711)
Net decrease in net assets from capital share transactions	(1,479,651)	(995,086)

TOTAL INCREASE (DECREASE) IN NET ASSETS	822,446	(1,862,502)

NET ASSETS:
Beginning of year	13,521,905	15,384,40
End of year	$14,344,351	$13,521,905

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME	$64,038	$17,721

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Financial Highlights
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Year Ended	Year Ended	Year Ended
	May 31, 2013	May 31, 2012	May 31, 2011
NET ASSET VALUE
Beginning of period	$10.08	$10.62	$8.89

OPERATIONS
Net investment income (loss)2	0.05	0.01	(0.01)
Net realized and unrealized
gains (losses) on securities	1.80	(0.55)	1.74
Total from
investment operations	1.85	(0.54)	1.73

LESS DISTRIBUTIONS
Distributions from net
investment income	(0.01)	—	—

NET ASSET VALUE
End of period	$11.92	$10.08	$10.62

Total return5	18.41%	(5.08)%	19.46%
Net assets at end of period
(000s omitted)	$14,344	$13,522	$15,384

RATIO OF EXPENSES TO
AVERAGE NET ASSETS
Before expense reimbursement6	2.60%	2.35%	2.46%
After expense reimbursement6	1.25%	1.25%	1.25%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS
Before expense reimbursement6	(0.88)%	(0.97)%	(1.28)%
After expense reimbursement6	0.47%	0.13%	(0.07)%
Portfolio turnover rate5	37%	19%	47%

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Financial Highlights (Cont’d)

Years Ended
Period Ended	June 30,
May 31, 20101	2009	2008
NET ASSET VALUE
Beginning of period	$7.95	$10.98	$12.04

OPERATIONS
Net investment income (loss)2	(0.01)	0.00	3	(0.02)
Net realized and unrealized
gains (losses) on securities	0.95	(3.03)	(1.04)
Total from
investment operations	0.94	(3.03)	(1.06)

LESS DISTRIBUTIONS
Distributions from net
investment income	—	—	0.00	3

NET ASSET VALUE
End of period	$8.89	$7.95	$10.98
Total return5	11.82%	(27.60)%	(8.78)%
Net assets at end of period
(000s omitted)	$13,555	$12,268	$18,956

RATIO OF EXPENSES TO
AVERAGE NET ASSETS
Before expense reimbursement6	3.13%	3.59%	2.42%
After expense reimbursement6	1.25%	1.25%	1.25%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS
Before expense reimbursement6	(2.01)%	(2.34)%	(1.30)%
After expense reimbursement6	(0.13)%	0.00	%4	(0.13)%
Portfolio turnover rate5	40%	71%	93%

1	The Fund changed its fiscal year end from June 30 to May 31. This period represents activity from July 1, 2009 through May 31, 2010.
2	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
3	Amount is less than 0.5 cent per share.
4	Amount is less than 0.005%.
5	Not annualized for periods less than one year.
6	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Notes to the Financial Statements
May 31, 2013

1.	Organization
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company.  The Barrett Growth Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is to achieve long-term capital appreciation and to maximize after-tax returns.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund commenced operations on December 29, 1998 as a series of The Barrett Funds.  On March 30, 2010, the Fund reorganized as a series of the Trust and changed its fiscal year end from June 30th to May 31st.  Effective April 29, 2011, Barrett Asset Management, LLC (the “Adviser”), began serving as the investment adviser to the Fund.  Prior to April 29, 2011, Barrett Associates, Inc., a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company, served as the investment adviser to the Fund.

2.	Significant	The following is a summary of significant accounting policies consistently
	Accounting	followed by the Fund in the preparation of the financial statements. These
	Policies	policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

BARRETT

GROWTH FUND

Redeemable securities issued by open-end registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks(1)	$13,944,361	$—	$—	$13,944,361
Total Equity	13,944,361	—	—	13,944,361
Short-Term Investments	372,130	—	—	372,130
Total Investments in Securities	$14,316,491	$—	$—	$14,316,491

(1) See the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the year with significant unobservable inputs which would be classified as Level 3.  During the year ended May 31, 2013, there were no transfers between levels for the Fund.  It is the Fund’s policy to record transfers between levels as of the end of the reporting period.  The Fund did not hold any financial derivative instruments during the reporting period.

b) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company

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GROWTH FUND

and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for tax periods prior to 2009.

c) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

f) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

g) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the cost of the security lot sold with the net sales proceeds.  Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

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3.	Federal Tax	The tax character of distributions paid during the years ended May 31, 2013 and May 31, 2012 was as follows:
Matters

	May 31, 2013	May 31, 2012
Ordinary Income	$17,721	$—
Long-Term Capital Gain	$—	$—

The components of accumulated earnings (losses) on a tax basis as of May 31, 2013 were as follows:

Cost basis of investments for federal
income tax purposes	$10,479,568
Gross tax unrealized appreciation	$4,001,546
Gross tax unrealized depreciation	(164,623)
Net tax unrealized appreciation (depreciation)	3,836,923
Undistributed ordinary income	64,038
Undistributed long-term capital gain	—
Total distributable earnings	64,038
Other accumulated losses	(2,064,819)
Total accumulated gains	$1,836,142

The primary difference between book basis and tax basis cost of investments is attributable to wash sales.

At May 31, 2013, the Fund had capital loss carryovers of $1,217,785 and $847,034, which will expire on May 31, 2017 and May 31, 2018, respectively.

4.	Investment Adviser
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 30, 2014, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.25% (the “Expense Limitation Cap”) of the

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Fund’s average daily net assets.  For the year ended May 31, 2013, expenses of $183,186 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2014	$176,419
May 31, 2015	$151,633
May 31, 2016	$183,186

5.	Distribution Plan
The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of up to 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares.  During the year ended May 31, 2013, the Fund incurred expenses of $33,857 pursuant to the 12b-1 Plan.  As of May 31, 2013, the Fund owed the Distributor $16,251 in fees.

6.	Related Party Transactions
U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  For the year ended May 31, 2013, the Fund incurred $37,280 in administration fees.  At May 31, 2013, the Fund owed the Administrator $8,000 in fees.

USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended May 31, 2013, the Fund incurred $26,508, $33,958, and $5,133 in fund accounting, transfer agency, and custody fees, respectively.  At May 31, 2013, the Fund owed fees of $6,652, $8,355, and $1,473 for fund accounting, transfer agency, and custody fees, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

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Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended May 31, 2013, the Fund was allocated $9,996 of the Trust’s Chief Compliance Officer fee.  At May 31, 2013, the Fund owed fees of $2,500 for the Chief Compliance Officer’s services.

7.	Capital Share	Transactions in shares of the Fund were as follows:
Transactions

	Year Ended	Year Ended
	May 31, 2013	May 31, 2012
Shares sold	50,172	23,049
Shares reinvested	1,656	—
Shares redeemed	(189,825)	(129,669)
Net decrease	(137,997)	(106,620)

8.	Investment	The aggregate purchases and sales of securities, excluding short-term
Transactions
investments, for the Fund for the year ended May 31, 2013, were $4,747,375 and $5,779,033, respectively.  For the year ended May 31, 2013, there were no purchases or sales of U.S. government securities for the Fund.

9.	Recent	In January, 2013, the FASB issue ASU No. 2013-01 “Clarifying the Scope of
	Accounting	Disclosures about Offsetting Assets and Liabilities” in GAAP and International
Pronouncement
Reporting Financial Standards (“IFRS”).  ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepare in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) The net amount presented in the Statement of Assets and Liabilities, d) the amounts subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013.  Management is currently evaluating the impact it will have on the Fund’s financial statements. There is no impact of the ASU on the financial statements of the Fund for the year ended May 31, 2013.

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Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees
Barrett Growth Fund
(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Barrett Growth Fund (the “Fund”), a series of the Trust for Professional Managers, as of May 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The Fund’s financial highlights for the years ended on or prior to June 30, 2009 were audited by another independent registered public accounting firm whose report dated August 25, 2009, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Barrett Growth Fund as of May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
July 30, 2013

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NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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Additional Information
(Unaudited)

TAX INFORMATION

The Fund designated 100% of its ordinary income distribution for the year ended May 31, 2013, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2013, 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

INFORMATION ABOUT TRUSTEES

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (877) 363-6333.

INDEPENDENT TRUSTEES

				Number of	Other
		Term of	Principal	Portfolios	Directorships
	Position(s)	Office and	Occupation(s)	in Trust	Held by Trustee
Name,	Held with	Length of	During the Past	Overseen	During the Past
Address and Age	the Trust	Time Served	Five Years	by Trustee	Five Years

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and Chair of	29	Independent
615 E. Michigan St.		Term; Since	Accounting, Marquette		Trustee, USA
Milwaukee, WI 53202		August 22,	University (2004–Present).		MUTUALS
Age: 58		2001			(an open-end
investment
company
with two
portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest	29	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc. (airline		Trustee, USA
Milwaukee, WI 53202		August 22,	company) (1986–Present).		MUTUALS
Age: 56		2001			(an open-end
investment
company
with two
portfolios).

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				Number of	Other
		Term of	Principal	Portfolios	Directorships
	Position(s)	Office and	Occupation(s)	in Trust	Held by Trustee
Name,	Held with	Length of	During the Past	Overseen	During the Past
Address and Age	the Trust	Time Served	Five Years	by Trustee	Five Years

INDEPENDENT TRUSTEES (Continued)

Jonas B. Siegel	Trustee	Indefinite	Managing Director, Chief	29	Independent
615 E. Michigan St.		Term; Since	Administrative Officer		Trustee, Gottex
Milwaukee, WI 53202		October 23,	(“CAO”) and Chief		Multi-Asset
Age: 69		2009	Compliance Officer (“CCO”),		Endowment
			Granite Capital International		fund complex
			Group, L.P. (an investment		(three closed-
			management firm)		end investment
			(1994–2011); Vice President,		companies);
			Secretary, Treasurer and CCO		Independent
			of Granum Series Trust (an		Trustee, Gottex
			open-end investment company)		Multi-
			(1997–2007); President, CAO		Alternatives
			and CCO, Granum		fund complex
			Securities, LLC (a broker-dealer)		(three closed-
			(1997–2007).		end investment
companies);
Independent
Manager,
Ramius IDF,
fund complex
(two closed-
end investment
companies).

INTERESTED TRUSTEE AND OFFICERS

Joseph C. Neuberger1	Chairperson	Indefinite	Executive Vice President,	29	Trustee,
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund		Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,	Services, LLC (1994–Present).		(an open-end
Age: 51		2001			investment
company
with ten
portfolios);
Trustee, USA
MUTUALS
(an open-end
investment
company
with two
portfolios).

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				Number of	Other
		Term of	Principal	Portfolios	Directorships
	Position(s)	Office and	Occupation(s)	in Trust	Held by Trustee
Name,	Held with	Length of	During the Past	Overseen	During the Past
Address and Age	the Trust	Time Served	Five Years	by Trustee	Five Years

INTERESTED TRUSTEE AND OFFICERS (Continued)

John Buckel	President	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,	Services, LLC (2004–Present).
Age: 55	Executive	2013
Officer

Jennifer A. Lima	Vice	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,	Services, LLC (2002–Present).
Age: 39	and	2013
Principal
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC (2004–Present).
Age: 33		2005

Robert M. Slotky	Vice	Indefinite	Senior Vice President,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Chief	January 26,	Services, LLC (2001–Present).
Age: 65	Compliance	2011
Officer and
Anti-Money
Laundering
Officer

Jesse Schmitting	Assistant	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		July 21,	Services, LLC (2008–Present).
Age: 31		2011

1
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

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A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser, the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-363-6333. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30, is available without charge, either upon request by calling the Fund toll free at 1-877-363-6333 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-363-6333 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

BARRETT GROWTH FUND
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

INVESTMENT ADVISER
Barrett Asset Management, LLC
90 Park Avenue, 34th Floor
New York, New York  10016

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin  53212

LEGAL COUNSEL
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 1800
Cleveland, Ohio  44115

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2013	FYE 5/31/2012
Audit Fees	$14,000	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2013	FYE 5/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2013	FYE 5/31/2012
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 6, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*                    /s/ John Buckel
John Buckel, President

Date     August 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ John Buckel
John Buckel, President

Date     August 5, 2013

By (Signature and Title)*                    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     August 5, 2013

* Print the name and title of each signing officer under his or her signature.